[AIM LOGO APPEARS HERE]          THE AIM FAMILY OF FUNDS--Registered Trademark--
--Registered Trademark--

AIM FLOATING RATE FUND

PROSPECTUS
MAY 1, 2001

This Prospectus contains information about AIM FLOATING RATE FUND (the "Fund"), a continuously offered, non-diversified, closed-end management investment company. The investment objective of the Fund is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by its investment manager, A I M Advisors, Inc. and its sub-advisor, INVESCO Senior Secured Management, Inc. The Fund invests primarily in assignments of, or participations in, Corporate Loans made by banks and other financial institutions and Corporate Debt Securities. The Corporate Loans and Corporate Debt Securities are expected to pay interest at rates that float or reset at a margin above a generally recognized base lending rate such as the London InterBank Offered Rate or the prime rate of a designated U.S. bank. The investment objective of the Fund may not be achieved.

Shares of beneficial interest ("Shares") of the Fund are continuously offered at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $500, and the minimum subsequent purchase is $50.

No market presently exists for the Fund's Shares and it is not currently expected that a secondary market will develop. To provide the Fund's shareholders ("Shareholders") with liquidity, the Fund makes offers on a quarterly basis to repurchase between 5% and 25% of its outstanding Shares from Shareholders at the net asset value per Share. The Fund may determine the net asset value applicable to repurchases no later than the 14th calendar day (or, if not a business day, the next business day) after the repurchase request deadline, and will distribute payment to shareholders on or before the repurchase payment deadline, which will be no later than seven calendar days after the pricing date. See "Repurchase Offers."

The Fund offers Class B and Class C Shares. Both Classes of Shares are sold at net asset value with no front-end sales charge. Class B Shares held for less than four years, and Class C Shares held for less than one year, are subject to an Early Withdrawal Charge upon their repurchase by the Fund. See "Early Withdrawal Charge."

Investing in the Shares of the Fund involves risks, including fluctuations in value, and there is a risk that you could lose a portion or all of your money. The Fund may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Fund is authorized to borrow money to finance repurchase offers or for temporary, extraordinary or emergency purposes. While it has no current intention of doing so, the Fund may also borrow money to finance additional investments. The leverage created by borrowing money to finance additional investments results in certain risks for Shareholders, including the risk of higher volatility of the net asset value of the Shares. See "Special Considerations and Risk Factors -- Effects of Borrowing."

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read it before investing and keep it for future reference. Additional information concerning the Fund may be obtained by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or by calling 1-800-347-4246. Additional information about the Fund may also be obtained from http://www.aimfunds.com. You also can review and obtain copies to the Fund's reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                                PRICE TO         SALES       PROCEEDS
                                                                PUBLIC(1)       LOAD(2)       TO FUND
                                                              -------------     -------    -------------
Per Class B Share...........................................  $       9.18        None      $       9.18
Per Class C Share...........................................  $       9.16        None      $       9.16
Total.......................................................  $746,314,447(3)     None      $746,314,447(3)
-------------------------------------------------------------------------------------------------------

---------------
(1) The Shares are offered at a price equal to their net asset values, which at the date of this Prospectus are $9.18 and $9.16 per Class B Share and Class C Share, respectively.

(2) A I M Distributors, Inc., the Fund's distributor, will pay all sales commissions to selected dealers from its own resources.

(3) Assuming the sale of all 50,000,000 Class B Shares registered hereby and the sale of 6,041,950 Class B Shares and 25,311,064 Class C Shares previously registered but unsold.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................    2
THE FUND...............................    4
  Table of Fees and Expenses...........    4
  Financial Highlights.................    5
  Use of Proceeds......................    6
  Investment Objective and Policies....    6
  Investment Restrictions..............   13
  Special Considerations and Risk
     Factors...........................   13
  Purchase of Shares -- Multiple
     Pricing System....................   15
  Early Withdrawal Charge..............   16
  Waivers of Early Withdrawal Charge...   17
  Distribution Plans...................   17
  Repurchase Offers....................   18

                                         PAGE
                                         ----
  Management...........................   18
  Trustees and Executive Officers......   20
  Fund Transactions....................   21
  Dividends and Other Distributions....   22
  Taxes................................   22
  Dividend Reinvestment Plan...........   24
  Automatic Investment Plan............   24
  Exchange Privilege...................   25
  Determination of Net Asset Value.....   25
  Description of Shares................   25
  Performance Information..............   26
OTHER INFORMATION......................   27
APPENDIX A.............................   28

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. See "The Fund."

  THE OFFERING. The Fund offers its Class B and Class C Shares at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to a front-end sales charge. Class B Shares are subject to a 3.0% early withdrawal charge ("EWC") that declines over a four-year period and a 0.25% distribution and service fee. Class C Shares are subject to an EWC of 1% during the first year a Shareholder owns Class C Shares, plus a 0.75% distribution and service fee. (The Distributor has agreed to waive 0.25% of the Class C distribution and service fee.) The minimum initial purchase is $500, and the minimum subsequent purchase is $50, except that the minimum initial purchase is $250 for certain retirement accounts. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.

  INVESTMENT OBJECTIVE AND POLICIES. The investment objective of the Fund is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by the Fund's investment manager, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc. (the "Sub-advisor").

  Under normal market conditions, the Fund invests primarily in Corporate Loans and Corporate Debt Securities made to or issued by U.S. or non-U.S. companies ("Borrowers"). These Corporate Loans and Corporate Debt Securities (i) have variable rates which adjust to a base rate, such as the London InterBank Offered Rate ("LIBOR") on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the prime rate ("Prime Rate") of a designated U.S. bank.

  In general, the net asset value of an investment company that invests primarily in fixed-income securities changes in response to fluctuations in the general level of interest rates. Funds that invest in floating rate and variable rate securities are generally less affected by interest rate changes. Because the Fund consists primarily of floating rate and variable rate Corporate Loans and Corporate Debt Securities, AIM and the Sub-advisor expect the value of the Fund to fluctuate less in response to interest rate changes than would a portfolio of fixed-rate obligations. However, because interest rates are constantly changing, and the interest rates on the floating and variable rate securities in which the Fund invests are only reset periodically, the Fund's net asset value may fluctuate.

  SPECIAL CONSIDERATION AND RISK FACTORS. The Corporate Loans and Corporate Debt Securities in which the Fund may invest are subject to the risk of nonpayment of scheduled interest or principal payments. If a nonpayment or default occurs, the Fund may experience a decline in the value of such obligations, resulting in a decline in the net asset value of the Fund's Shares.

  The Corporate Loans and Corporate Debt Securities in which the Fund invests consist primarily of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally or to finance a capital restructuring. A significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions that are subject to greater credit risks, including a greater possibility of default or bankruptcy of the Borrower.

  The Fund may borrow money to finance repurchase offers, for temporary or emergency purposes, or to finance additional investments. Money raised through borrowing will be subject to interest costs which may or may not exceed the interest on any assets purchased.

  INVESTMENT MANAGERS. The Fund is managed by AIM and the Sub-Advisor. AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an inde-pendent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its subsidiaries, currently advises or manages over 135 investment portfolios.

  The Sub-advisor determines the investment composition of the Fund, places all orders for the purchase and sale of securities and for other transactions, and oversees the settlement of the Fund's securities and other transactions. The Sub-advisor has appointed INVESCO, Inc. as the investment sub-sub-advisor with respect to certain of the assets of the Fund. See "Management."

  ADMINISTRATOR. AIM provides administrative services to the Fund. These include, among other things, furnishing officers and office space, preparing or assisting in preparing materials for stockholders and regulatory bodies and the provision of accounting services.

  DISTRIBUTIONS. The Fund distributes substantially all of its net investment income to Shareholders by declaring dividends daily and paying them monthly. Substantially all net capital gains, if any, are distributed at least annually to Shareholders. See "Dividends and Other Distributions." Under the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), each Shareholder is assumed to have elected, unless the Shareholder instructs otherwise in writing, to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

  REPURCHASE OFFERS. The Fund's Shares are not listed on any exchange and it is not anticipated that a secondary market will develop. In view of this, the Fund makes offers (each, a "Repurchase Offer") each quarter to repurchase between 5% and 25% of the Fund's outstanding Shares from its Shareholders. The Shares will be purchased in these Repurchase Offers at the net asset value per Share determined at the close of business on the day a Repurchase Offer terminates. Class B Shares that have been held for less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an EWC up to 3% of the lesser of the then current net asset value or the original purchase price of the Shares being tendered. Class C Shares that have been held for less than one year and which are repurchased by the Fund will be subject to an EWC of 1%. See "Repurchase Offers" and "Early Withdrawal Charge."

  No secondary market currently exists for the Fund's Shares, and the Fund does not expect a secondary market to develop. Moreover, A I M Distributors, Inc. ("AIM Distributors" or the "Distributor") and other selected dealers are prohibited under applicable law from making a market in the Fund's Shares while the Fund is making either a public offering of or an offer to repurchase its Shares. Because of the lack of a secondary market and the EWC, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Special Considerations and Risk Factors."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVEST WITH DISCIPLINE, AND INVIERTA CON DISCIPLINA ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION AND AIM INTERNET CONNECT ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. There is no guarantee that actual expenses will be the same as those shown below.

                                                              CLASS B   CLASS C
                                                              -------   -------
Shareholder Transaction Expenses(1)
  Sales Load (as a percentage of offering price)............   None      None
  Dividend Reinvestment Plan Fees...........................   None      None
  Maximum Early Withdrawal Charge(2)........................   3.00%     1.00%
Annual Fund Operating Expenses (as a percentage of net
  assets)
  Investment Management and Administrative Fee(3)...........   0.95%     0.95%
  Distribution and/or Service Fee (after waiver)............   0.25%     0.50%(4)
  Interest..................................................   0.01%     0.01%
  Other Expenses............................................   0.29%     0.27%
                                                               ----      ----
          Total Annual Operating Expenses (after
           waiver)(5).......................................   1.50%     1.73%
                                                               ====      ====

---------------

(1) Under applicable rules governing the Repurchase Offers, the Fund may deduct from a Shareholder's repurchase proceeds a fee of up to 2.00% of such proceeds to offset expenses associated with the Repurchase Offer. Although it has no current intention to do so, the Fund could impose such a repurchase fee thereafter. You may also be charged a transaction or other fee by the financial institution managing your account.
(2) Calculated based on the lesser of the then current net asset value or the original price of the Shares being tendered. For Class B Shares, the maximum EWC applies to Shares sold during the first year after purchase; the EWC declines annually thereafter, reaching zero after four years. For Class C Shares, the EWC applies to Shares sold during the first year after purchase; the EWC disappears thereafter. See "Early Withdrawal Charge."
(3) See "Management" for additional information. Restated to reflect current agreements.
(4) The Distributor has agreed to waive 0.25% of the annual Distribution and Service Fee for Class C Shares. Had the Distributor not agreed to such waiver the annual Distribution and Service Fee would have been 0.75%. See "Distribution Plans" for additional information. Restated to reflect current agreements.
(5) AIM has agreed to limit Total Annual Operating Expenses (excluding, taxes, interest, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.50% for Class B Shares and 1.75% for Class C Shares. Had AIM not agreed to limit expenses the Total Annual Operating Expenses would have been 1.50% for Class B Shares and 1.98% for Class C Shares.

  EXAMPLE. The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

  An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       -------   --------   --------   ---------
Assuming no repurchase of Shares............  Class B   $ 15       $ 47       $ 82      $  138
                                              Class C     18         54         94         204
Assuming repurchase of Shares on last day of
  period and imposition of maximum
  applicable Early Withdrawal Charge........  Class B     45         67         82         138
                                              Class C     28         54         94         204

  This Example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Plan may receive shares of the Shares obtained at or based on the market price in effect at the time, which may be at, above or below net asset value.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and is with respect to the Class B Shares and Class C Shares of the Fund. The financial statements and notes for the fiscal years or periods noted, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon also is included in the financial statements attached to this prospectus.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                        MAY 1,
                                                                  YEAR ENDED DECEMBER 31,          (DATE OPERATIONS
                                                              --------------------------------    COMMENCED) THROUGH
                                                                2000      1999(a)       1998      DECEMBER 31, 1997
                                                              --------    --------    --------    ------------------
Net asset value, beginning of period                          $   9.68    $   9.84    $  10.02         $  10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.78        0.69        0.68             0.46
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.31)      (0.16)      (0.18)            0.02
====================================================================================================================
    Total from investment operations                              0.47        0.53        0.50             0.48
====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.78)      (0.69)      (0.67)           (0.46)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --       (0.01)              --
====================================================================================================================
    Total distributions                                          (0.78)      (0.69)      (0.68)           (0.46)
====================================================================================================================
Net asset value, end of period                                $   9.37    $   9.68    $   9.84         $  10.02
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                   5.03%       5.49%       5.25%            5.04%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $458,359    $439,523    $288,074         $161,697
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.50%(c)     1.47%      1.51%            1.65%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.50%(c)     1.52%      1.64%            2.67%(d)
====================================================================================================================
Ratio of net investment income to average net assets              8.18%(c)     7.02%      6.88%            7.26%(d)
--------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net assets                   0.01%(c)       --       0.01%            0.15%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             39%         81%         75%             118%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $457,154,095.
(d)  Annualized.

                                                                   CLASS C
                                                              ------------------
                                                                   APRIL 3,
                                                                 (DATE SALES
                                                              COMMENCED) THROUGH
                                                              DECEMBER 31, 2000
                                                              ------------------
Net asset value, beginning of period                               $  9.63
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.58
--------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)            (0.28)
================================================================================
    Total from investment operations                                  0.30
================================================================================
Less dividends from net investment income                            (0.58)
================================================================================
Net asset value, end of period                                     $  9.35
________________________________________________________________________________
================================================================================
Total return(a)                                                       3.22%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $28,354
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                    1.73%(b)
--------------------------------------------------------------------------------
  Without fee waivers                                                 1.98%(b)
================================================================================
Ratio of net investment income to average net assets                  8.14%(b)
--------------------------------------------------------------------------------
Ratio of interest expense to average net assets                       0.01%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                 39%
________________________________________________________________________________
================================================================================

(a) Does not include withdrawal charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $13,038,722.

--------------------------------------------------------------------------------

USE OF PROCEEDS

  The net proceeds from the sale of the Shares offered hereby will be invested in accordance with the Fund's investment objective and policies on an ongoing basis, depending on the availability of Corporate Loans and Corporate Debt Securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt obligations or instruments. See "Investment Objective and Policies."

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured Corporate Loans and Corporate Debt Securities that meet credit standards established by AIM and the Sub-advisor. This is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding Shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

  Under normal market conditions, the Fund will invest at least 80% of its total assets in interests in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies), including those that: (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.

  Corporate Loans in which the Fund invests typically are negotiated and structured by a syndicate of lenders ("Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which administers the Corporate Loan on behalf of all the Lenders (the "Agent Bank"). The Fund's investments in Corporate Loans are either participation interests in Corporate Loans ("Participation Interests") or assignments of Corporate Loans ("Assignments"). Participation Interests may be acquired from a Lender or other holders of Participation Interests ("Participants"). If the Fund purchases an Assignment from a Lender, it will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights under the loan agreement and under any related collateral security documents in favor of the Lenders. On the other hand, if the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower and must rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. Thus, when investing in Participation Interests, the Fund is subject to the credit risk of both the Borrower and the Lender or Participant who sold the Participation Interest. The Fund will invest in Participation Interests only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower are investment grade; i.e., rated BBB, A-3 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, deemed by the Sub-advisor to be of equivalent quality. See "Investment Objective and Policies." A description of Moody's and Standard & Poor's ratings is included in the Appendix to this Prospectus.

  Corporate Debt Securities typically are in the form of notes or bonds issued in public or private placements in the securities markets. Corporate Debt Securities will typically have substantially similar terms to Corporate Loans, but will not be in the form of Participations or Assignments.

  The Fund may invest up to 20% of its total assets in any of the following: (a) senior floating rate loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor); (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor and that the Fund expects to swap for a floating rate structure; or
(d) cash or cash equivalents, except that the Fund, pursuant to an exemptive order granted by the SEC, may invest up to 25% of its total assets in shares of money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds"). In general, a purchase of investment company securities may result in the duplication of fees and expenses. With respect to the Fund's purchase of shares of Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

  Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Fund's total assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities, (ii) pending reinvestment of proceeds of the sale of a security, and (iii) during temporary defensive periods when, in the opinion of the Sub-advisor, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant. During such periods, the Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Fund also may acquire warrants and other equity securities.

  The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which it invests will have stated maturities ranging from three to ten years. However, Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, cannot be predicted with accuracy, and may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. However, it is anticipated that the Fund's Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years. See "Description of Corporate Loans and Corporate Debt Securities."

  Investment in Shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available directly to individual investors. In managing the Fund, the Sub-advisor provides the Fund and its Shareholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operations costs.

  Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates increase, the value of a fixed-income portfolio can be expected to decline. The Sub-advisor expects the Fund's net asset value to be relatively stable during normal market conditions, because the portfolio securities in which the Fund's assets are invested will consist primarily of floating and variable rate Corporate Loans and Corporate Debt Securities, of fixed rate Corporate Loans and Corporate Debt Securities hedged by interest rate swap transactions and of short-term instruments. For these reasons, the Sub-advisor expects the value of the Fund to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Fund or the variable interest rates on nominal amounts in the Fund's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan or Corporate Debt Security in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to enable the Fund to qualify as a "regulated investment company" ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (including Corporate Loans but excluding U.S. Government securities) of a single issuer and
(ii) with
respect to 50% of the value of its total assets, its investments will consist of cash, U.S. Government securities and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the issuer's outstanding voting securities. To the extent the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. However, the Fund has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.

DESCRIPTION OF CORPORATE LOANS AND CORPORATE DEBT SECURITIES

  The Corporate Loans and Corporate Debt Securities in which the Fund invests primarily consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans and Corporate Debt Securities may also include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code provided that such senior obligations meet the credit standards established by AIM and the Sub-advisor. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition financing. Such Corporate Loans and Corporate Debt Securities present special risks. See "Special Considerations and Risk Factors." Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

  The Fund may invest in Corporate Loans and Corporate Debt Securities which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by AIM and the Sub-advisor for U.S. Borrowers. The Fund similarly may invest in Corporate Loans and Corporate Debt Securities made to U.S. Borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

  The Corporate Loans and Corporate Debt Securities in which the Fund invests will, in most instances, hold the most senior position in the capitalization structure of the Borrower, and in any case will, in the judgment of the Sub-advisor, be in the category of senior debt of the Borrower. Each Corporate Loan and Corporate Debt Security will generally be secured by collateral the value of which generally will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. The Sub-advisor generally expects the value of the collateral securing a Corporate Loan or Corporate Debt Security to be greater than the value of such Corporate Loan or Corporate Debt Security. However, the value of such collateral may be equal to or less than the value of the Corporate Loan or Corporate Debt Security that it secures. Accordingly, in the event of a default, the Fund may incur a loss. The ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Lenders or pursuant to the terms of the underlying credit agreement with the Borrower or bond indenture. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

  In the case of highly leveraged loans, a Borrower generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may pledge additional security in the form of guarantees and/or other securities that they own. There may be temporary periods in the course of providing financing to a Borrower where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge sufficient assets as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

  The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Corporate Loans and Corporate Debt Securities is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However the Fund will attempt to hedge all of its fixed-rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

  Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR, in order to permit lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR option, or the Prime-based option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield would be if Borrowers selected the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to stockholders that consistently approximates the average published prime rate of leading U.S. banks. At the date of this Prospectus, the Sub-advisor cannot predict any significant change in this market trend.

  The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan or Corporate Debt Security it may receive a facility fee and when it sells a Corporate Loan or Corporate Debt Security may pay a facility fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower. In connection with the acquisition of Corporate Loans or Corporate Debt Securities, the Fund may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Corporate Debt Security or an interest in a Corporate Loan.

  The Fund invests in a Corporate Loan or Corporate Debt Security only if, in the Sub-advisor's judgment, the Borrower can meet debt service on such loan or security. In addition, the Sub-advisor considers other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors include financial ratios of the Borrower such as interest coverage, fixed charge coverage and leverage ratios. In its analysis of these factors, the Sub-advisor also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Sub-advisor's assessment of the general quality of the Borrower. The factors utilized have been reviewed by the Fund's Board of Trustees.

  The primary consideration in selecting such Corporate Loans and Corporate Debt Securities for investment by the Fund is the creditworthiness of the Borrower. In evaluating Corporate Loans and Corporate Debt Securities, the quality ratings assigned to other debt obligations of a Borrower may not be a determining factor, since they will often be subordinated to the Corporate Loans or Corporate Debt Securities. Instead, the Sub-advisor performs its own independent credit analysis of the Borrower, and of the collateral structure for the loan or security. In making this analysis, the Sub-advisor utilizes any offering materials and in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Fund purchases its Participation Interest in a Corporate Loan. The Sub-advisor's analysis will continue on an ongoing basis for any Corporate Loans and Corporate Debt Securities in which the Fund has invested. Although the Sub-advisor will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan or Corporate Debt Security.

  Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

  A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement") or in any trust indenture or comparable document in connection with a Corporate Debt Security ("Corporate Debt Security Document"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement or Corporate Debt Security Document may contain a covenant requiring the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan Agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security Document.

  It is expected that a majority of the Corporate Loans and Corporate Debt Securities held by the Fund will have stated maturities ranging from three to ten years. However, such Corporate Loans and Corporate Debt Securities usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan or Corporate Debt Security from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan or Corporate Debt Security with the proceeds from the prepayment of the former. Such fees may help mitigate any adverse impact on the yield on the Fund's investments which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans or Corporate Debt Securities bearing lower interest rates.

  Loans to non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS

  A Corporate Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of Lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an Agent Bank. The investment of the Fund in a Corporate Loan may take the form of Participation Interests or Assignments. Participation Interests may be acquired from a Lender or other Participants. If the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

  On the other hand, if the Fund purchases an Assignment from a Lender, the Fund will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. An Assignment from a Lender gives the Fund the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as a Lender directly against the Borrower. The Fund will not act as an Agent Bank guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor.

  The Fund has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. However, because the Fund will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, under recently enacted federal laws, banks, securities firms, insurance companies, and other firms engaged in financial activities may be affiliated in financial holding company structures.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise as described above.

  Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objective and Policies."

ILLIQUID SECURITIES

  Some Corporate Loans and Corporate Debt Securities are, at present, not readily marketable and may be subject to restrictions on resale. Although Corporate Loans and Corporate Debt Securities are transferred among certain financial institutions, as described above, certain of the Corporate Loans and Corporate Debt Securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans and Corporate Debt Securities matures, the Sub-advisor expects that liquidity will continue to improve. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  BORROWING. The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. The Fund has no current intention of borrowing to finance additional investments. See "Special Considerations and Risk Factors -- Effects of Borrowing."

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Sub-advisor must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

  LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash, letters of credit, or securities issued or guaran-teed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund is increased by loans of its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities at delivery may be more or less than their purchase price, and yield generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  INTEREST RATE HEDGING TRANSACTIONS. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

  The Fund will enter into interest rate swaps in order to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a Corporate Loan or Corporate Debt Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Corporate Loan or Corporate Debt Security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

  Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Sub-advisor believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless the Sub-advisor considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

  Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Sub-advisor expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding Shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares). The Fund may not:

          1. Borrow money or issue senior securities, except as permitted by
     Section 18 of the 1940 Act.

          2. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          3. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          4. Make loans to other persons, except that the Fund may invest in loans (including Assignments and Participations, and including secured or unsecured Corporate Loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.

          5. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and
     Policies -- Description of Participation Interests and Assignments").

          6. Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  An additional investment restriction adopted by the Fund, which may be changed by the Fund's Board of Trustees, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS AND RISK FACTORS

  EFFECTS OF BORROWING. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance Repurchase Offers, for temporary, extraordinary or emergency purposes, or for the purpose of financing additional investments. See "Repurchase Offers." The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Shareholders will be adversely affected.

  Capital raised through borrowing is subject to interest costs or dividend payments which may or may not exceed the interest paid on the assets purchased. In addition, the Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per Share, but such borrowing is also a speculative technique that will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund, as compared to what it would have been without leverage.

  The Fund, along with certain other investment companies advised by AIM, have entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $1 billion. The interest paid under the line of credit is based on one of several rates, to be selected at the option of the Fund, including an adjusted Eurodollar rate based on the LIBOR, a rate based on the Federal Funds rate, and a daily rate based on the prime rate. The Fund expects to repay any amount borrowed under the line of credit with the proceeds of sales of additional Fund Shares or sales of portfolio securities held by the Fund.

  Under the 1940 Act, once the Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of Shares, or purchases any such Shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the Fund, after deducting the amount of such dividend, distribution, or purchase price.

  The Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

  CREDIT RISK. Corporate Loans and Corporate Debt Securities may constitute substantially all of the Fund's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. If the Fund doesn't receive scheduled interest or principal payments on a Corporate Loan or Corporate Debt Security it may adversely affect the income of the Fund or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Fund's ability to receive payment of principal of and interest on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any institution interposed between the Fund and the Borrower. To reduce credit risk, the Sub-advisor actively manages the Fund as described above.

  Corporate Loans and Corporate Debt Securities made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include the possibility of default on the Corporate Loan or Corporate Debt Security or bankruptcy of the Borrower. The value of such Corporate Loans and Corporate Debt Securities are also subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Corporate Loans and Corporate Debt Securities.

  Although Corporate Loans and Corporate Debt Securities in which the Fund invests generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers also includes non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

  COLLATERAL IMPAIRMENT. Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Fund's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released under the terms of a loan agreement as the creditworthiness of the Borrower improves. The liquidation of collateral may not satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal and that collateral may not be readily liquidated. The value of collateral is generally determined by reference to: (i) financial statements of the Borrower,
(ii) an independent appraisal performed at the request of the Agent Bank at the time the Corporate Loan was initially made, (iii) the market value of such collateral (e.g., cash or securities) if it is readily ascertainable, and/or
(iv) other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

  Collateral may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings, and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. Corporate Loans and Corporate Debt Securities collateralized by the stock of the Borrower's subsidiaries and other affiliates are subject to the risk that the stock will decline in value. Such declines in value, whether a result of bankruptcy proceedings or otherwise, could cause the Corporate Loans or Corporate Debt Securities to become undercollateralized or unsecured. Most credit agreements do not formally require Borrowers to pledge additional collateral.

  There may be temporary periods in which the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. During such periods, the Corporate Loan or Corporate Debt Security will temporarily be unsecured, until the legal restriction on pledging the stock has been lifted or the stock is exchanged for other assets that may be pledged as collateral for the Corporate Loan or Corporate Debt Security. The Borrower's ability to dispose of such securities, other than in connection with such pledge or exchange, is strictly limited for the protection of the holders of Corporate Loans.

  The shareholders or owners of non-public companies may provide as collateral for Corporate Loans secured guarantees and/or security interests in assets that they own as individuals. These Corporate Loans may be fully secured by the assets of such shareholders or owners, even if they are not otherwise collateralized by any assets of the Borrower.

  If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the Corporate Loan or Corporate Debt Security collateral or subordinate the Fund's rights under the Corporate Loan or Corporate Debt Security to the interests of the Borrower's unsecured creditors. Such an action could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Corporate Loan or Corporate Debt Security collateral to the Fund. For Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Corporate Loan or Corporate Debt Security were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in Corporate Loan or Corporate Debt Security collateral. If the Fund's security interest in Corporate Loan or Corporate Debt Security collateral is invalidated or the Corporate Loan or Corporate Debt Security is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Corporate Loan or Corporate Debt Security.

  INVESTMENTS IN LOWER RATED SECURITIES. The Fund may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by Moody's, comparably rated by another NRSRO, or, if unrated, determined by the Sub-advisor to be of equivalent quality. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated Ba or B by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba and lower are the equivalent of high yield, high risk bonds, commonly known as "junk bonds," and involve a high degree of risk. The Sub-advisor does not expect to invest in any securities rated lower than B at the time of investment. If Corporate Loans or Corporate Debt Securities are downgraded, the Sub-advisor will consider whether it will dispose of such Corporate Loans or Corporate Debt Securities.

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Appendix A -- Description of Debt Securities Ratings" for a full discussion of Moody's ratings.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. During an economic downturn or a sustained period of rising interest rates, issuers of lower quality debt securities may not have sufficient revenues to meet their interest payment obligations. Specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing may adversely affect the issuer's ability to service its debt obligations.

  EFFECT OF INTEREST RATE CHANGES. Generally, changes in interest rates may affect the market value of debt investments, resulting in changes in the net asset value of the shares of funds investing in such investments. Portfolios consisting primarily of floating and variable rate Corporate Loans, Corporate Debt Securities, Unsecured Corporate Loans, Unsecured Corporate Debt Securities, and short-term instruments are expected to experience less significant fluctuations in value as a result of interest rate changes than portfolios of fixed rate obligations. However, prepayments of principal by Borrowers (whether as a result of a decline in interest rates or excess cash flow) may require that the Fund replace its Corporate Loans, Corporate Debt Securities or other investments with lower yielding securities, which may adversely affect the net asset value of the Fund.

  ILLIQUID INVESTMENTS AND REPURCHASE OFFERS. Certain of the Corporate Loans and Corporate Debt Securities in which the Fund may invest are considered illiquid and the Fund may have difficulty disposing of such portfolio securities. The Fund's Board of Trustees may consider the liquidity of the Fund's securities in determining for what percentage of the Fund's outstanding Shares each quarterly Repurchase Offer should be made. See "Determination of Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans.

  ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions could have the effect of depriving Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund. See "Description of Shares -- Certain Anti-Takeover Provisions of the Agreement and Declaration of Trust."

  PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. If short-term interest rates or other market conditions change to the point where the Fund's leverage could adversely affect Shareholders, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio. Shortening the portfolio's average maturity would tend to offset the negative impact of leverage on Shareholders.

  CONCENTRATION. Although the Fund may, consistent with its fundamental limitations, invest up to 25% of its total assets in the obligations of Borrowers in any single industry, the Sub-advisor has no current intention of investing more than 20% of the Fund's assets in the obligations of Borrowers in any single industry. However, because the Fund regards the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions.

--------------------------------------------------------------------------------

PURCHASE OF SHARES -- MULTIPLE PRICING SYSTEM

  The Fund continuously offers its Shares through securities dealers that have entered into selected dealer agreements with the Distributor. The address of the Distributor is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. During any continuous offering, Shares of the Fund may be purchased through such selected dealers.

  The Fund offers its Shares at a price equal to the next determined net asset value per share without a front-end sales charge. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange, Inc. (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's Shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for Shares to be delivered promptly to the Fund.

  Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5%) of Shares which it may wish to resell. Such Shares will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

  The Fund offers two classes of Shares -- Class B and Class C. Each Share class has its own sales charge and expense structure. Determining which Share class is best for you depends in large part on the length of time you intend to hold your investment. Based on your personal situation, your financial advisor can help you decide which class of Shares makes the most sense for you.

  CLASS B SHARES. Purchases of Class B Shares are at the Class B Share's net asset value. Class B Shares have no front-end sales charge, but carry an EWC that is imposed only on Shares sold prior to four years from their date of purchase. The EWC declines each year and eventually disappears after four years. See "Early Withdrawal Charges." Class B Shares also carry a 0.25% annual distribution and service fee.

  The Distributor compensates selected dealers at a rate of 3.0% of amounts of Class B Shares sold. If the Shares remain outstanding after twelve months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate based on a percentage of the value of such Shares sold by such dealers and remaining outstanding, and based on the number of years the Shares have been outstanding: First year -- 0.00%; Second year -- 0.10%; Third year -- 0.15%; Fourth year -- 0.20%; Fifth and following years -- 0.25%.

  CLASS C SHARES. Purchases of Class C Shares are also at the Class C Share's net asset value. Although Class C Shares have no front-end sales charge, they have an EWC of 1.0% that is applied to Shares that are sold within the first year after they are purchased. The EWC on Class C Shares disappears after one year. Class C Shares also carry a 0.75% annual distribution and service fee (0.25% of which the Distributor has agreed to waive).

  The Distributor compensates selected dealers at a rate of 1.00% of amounts of Class C Shares sold. If the Shares remain outstanding after twelve months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate of 0.50% of the value of such Shares sold by such dealers and remaining outstanding.

--------------------------------------------------------------------------------

EARLY WITHDRAWAL CHARGE

  As discussed above, an EWC to recover distribution expenses incurred by the Distributor will be charged against the Shareholder's investment account and paid to the Distributor in connection with most Class B Shares held for less than four years, and most Class C Shares held for less than one year, that are accepted by the Fund for repurchase pursuant to a Repurchase Offer. The EWC will be imposed on those Shares accepted for repurchase based on an amount equal to the lesser of the then current net asset value of the Shares or the original purchase price of the Shares being repurchased. Accordingly, the EWC is not imposed on increases in the net asset value above the initial purchase price. In addition, the EWC is not imposed on Shares derived from reinvestment of dividends or capital gains distributions. In determining whether an EWC is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Repurchase Offer would be made from the Shareholder's earliest purchase of Shares. Thus, in determining whether an EWC is applicable to a repurchase of Shares, the calculation will be determined in the manner that results in the lowest possible amount being charged.

  The chart below indicates the respective EWCs for Class B and Class C Shares.

CLASS B SHARES

                                                                EARLY
HOLDING PERIOD                                                WITHDRAWAL
AFTER PURCHASE                                                  CHARGE
--------------                                                ----------
Through First Year..........................................     3.0%
Through Second Year.........................................     2.5%
Through Third Year..........................................     2.0%
Through Fourth Year.........................................     1.0%
Longer than Four Years......................................     0.0%

CLASS C SHARES

                                                                EARLY
HOLDING PERIOD                                                WITHDRAWAL
AFTER PURCHASE                                                  CHARGE
--------------                                                ----------
Through First Year..........................................     1.0%
Longer than One Year........................................     0.0%

--------------------------------------------------------------------------------

WAIVERS OF EARLY WITHDRAWAL CHARGE

  EWCs will be waived with respect to the following purchasers because there is a reduced sales effort involved in sales to these purchasers:

  - AIM Management and its affiliates, or their clients;

  - Any retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by such persons;

  - Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of PFPC Inc. (formerly First Data Investor Services Group); and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

  - Purchases through approved fee-based programs; and

  - Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial institution or service organization has entered into the appropriate agreements with the Distributor.

As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

  EWCs will also not apply to the following:

  - Repurchases following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of Shares held in the account at the time of death or initial determination of post-purchase disability;

  - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans;

  - Liquidation by the Fund when the account value falls below the minimum required size of $500; and

  - Investment accounts of AIM.

--------------------------------------------------------------------------------

DISTRIBUTION PLANS

  Each Class of Shares is authorized under a distribution plan (collectively, the "Plans") to use the assets attributable to a Class to finance certain activities relating to the distribution of Shares to investors. These include marketing and other activities to support the distribution of the Class B and Class C Shares and Shareholder services provided by selected dealers. The Plans were approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

  Under the Plans, the Fund pays the Distributor monthly distribution and service fees at an annual rate of 0.25% of average daily net assets attributable to Class B Shares and 0.75% of average daily net assets attributable to Class C Shares, respectively. (The Distributor has agreed to waive 0.25% of the Class C distribution and service fee.) The service fee component will not exceed 0.25%, and any amounts not paid as service fees constitute asset-based sales charges.

  Activities that may be financed under the Class B Plan and the Class C Plan include, but are not limited to: printing of prospectuses and reports for other than existing Shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those Trustees who are not "interested persons" of the Fund or by a vote of the Shareholders of the majority of the outstanding Shares of applicable Class.

  Under the Plans, certain financial institutions that have entered into service agreements and that sell Shares of the Fund on an agency basis may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. Financial intermediaries and any other person entitled to receive compensation for selling Fund Shares may receive different compensation for selling Shares of one Class over another.

--------------------------------------------------------------------------------

REPURCHASE OFFERS

  As a matter of fundamental policy which cannot be changed without Shareholder approval, the Fund is required in the months of February, May, August, and November to conduct Repurchase Offers in which the Fund will offer to repurchase at least 5% and up to 25% of its Shares. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) In each Repurchase Offer, the repurchase price will be the net asset value of the Shares determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value of the Shares will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after such deadline. During the period the Repurchase Offer is open, Shareholders may obtain the current net asset value by calling 1-800-959-4246.

  At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each Shareholder setting forth the number of Shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for Shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent Repurchase Offer.

  If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund Shares outstanding; if there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. Thus, in any given Repurchase Offer, Shareholders may be unable to liquidate all or a given percentage of their Shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

  Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Special Considerations and Risk Factors -- Effects of Borrowing". The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Corporate Loans and Corporate Debt Securities and reduce the Fund's value.

  The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a RIC under the code; (b) for any period during which the exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

  Under the applicable rules governing the Repurchase Offers, the Fund may deduct from a Shareholder's repurchase proceeds a fee of up to 2.00% of such proceeds to offset expenses associated with the Repurchase Offer. Although it has no current intention to do so, the Fund could impose such a repurchase fee thereafter. Shareholders will be given notice of any determination by the Fund to impose a repurchase fee in subsequent repurchase offers.

  In the absence of a secondary market for the Fund's Shares the Repurchase Offers will be the only source of liquidity for Fund Shareholders. If a secondary market develops for the Shares of the Fund, the market price of the Shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of Shares and the performance of the Fund, especially as it affects the yield on and net asset value of Fund Shares.

--------------------------------------------------------------------------------

MANAGEMENT

  The Fund's Board of Trustees has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day-to-day management services required by the Fund.

INVESTMENT MANAGEMENT

  The Investment Management and Administration Contract provides that, subject to the direction of the Board of Trustees, AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is responsible for the management and administration of the Fund. Pursuant to the Sub-

Advisory Contract, AIM has delegated its responsibility for the management of the Fund to the Sub-advisor. The responsibility for making decisions to buy, sell or hold a particular security rests with the Sub-advisor, subject to review by the Board of Trustees and AIM.

  In providing investment management for the Fund, the Sub-advisor will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Fund pays AIM a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund). AIM pays the Sub-advisor a monthly fee at an annual rate of 0.48% of the Fund's average daily net assets. For purposes of these calculations, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

  AIM has contractually agreed, effective July 1, 2000 to limit Total Annual Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the annual rate of 1.50% and 1.75% of the average daily net assets of the Fund's Class B and Class C Shares, respectively.

  Pursuant to the Investment Management and Administration Contract, the Fund paid AIM and/or the prior investment manager and administrator the following management fees net of any expense limitations and fee waivers for the fiscal years ended December 31, 2000, 1999 and 1998, in the amounts of $4,722,152, $4,188,186 and $2,415,753, respectively.

  For the fiscal years ended December 31, 2000, 1999 and 1998, AIM and/or the prior investment manager and administrator waived advisory fees in the amounts of $-0-, $164,548 and $299,381, respectively.

  Pursuant to the Sub-Advisory Contract, AIM paid the Sub-advisor the following sub-advisory fees for the fiscal years ended December 31, 2000, 1999 and the period May 29, 1998, through December 13, 1998, in the amounts of $2,241,362, $1,675,274 and $966,301, respectively.

  The investment professionals primarily responsible for the day-to-day management of the Fund are as follows:

                    NAME                                      BUSINESS EXPERIENCE
                    ----                                      -------------------
Anthony R. Clemente..........................   Portfolio Manager since February, 1998. Mr.
                                                Clemente is head of the Bank Loan Group and a
                                                senior portfolio manager responsible for bank
                                                loan portfolios at the Sub-advisor. For the
                                                preceding five years, Mr. Clemente was a Vice
                                                President in the Fixed Income Department of
                                                Merrill Lynch Asset Management L.P. and assisted
                                                in the portfolio management of Merrill Lynch
                                                Senior Floating Rate Fund, Inc. and Merrill
                                                Lynch Prime Rate Portfolio.
Anne McCarthy................................   Portfolio Manager since January, 2001. Ms.
                                                McCarthy is a portfolio manager responsible for
                                                High Yield loan portfolios at the Sub-advisor.
                                                From 1998 to 2001, Ms. McCarthy was a senior
                                                analyst at INVESCO Senior Secured Management,
                                                Inc. responsible for High Yield loan portfolios.
                                                From 1997 to 1998, Ms. McCarthy was a senior
                                                analyst at Merrill Lynch Asset Management, L.P.
                                                where she was responsible for credit analysis of
                                                loans, high yield bonds and distressed
                                                securities. From 1992 to 1997, Ms. McCarthy was
                                                a research associate at T.A. McKay and Company.

  Pursuant to the Sub-Sub-Advisory Agreement between the Sub-advisor and INVESCO, Inc., the latter acts as the investment sub-sub-advisor of the Fund. INVESCO, Inc., located at 1166 Avenue of the Americas, New York, NY 10036, is the investment sub-sub-advisor with respect to certain of the Fund's assets, as determined by the Sub-advisor (the "Sub-Sub-Advised Assets"). The Sub-Sub-Advised Assets consist of certain of the Fund's cash and cash equivalents and short-term investment grade debt obligations, but may also include other asset classes. With respect to the Sub-Sub-Advised Assets, INVESCO, Inc. has responsibility for making decisions to buy, sell or hold a particular security, subject to review by the Board of Trustees and AIM. In providing investment sub-sub-advisory services for the Fund, INVESCO, Inc. will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Sub-advisor (and not the Fund) pays INVESCO, Inc. a monthly fee for investment sub-sub-advisory services at the annual rate of 0.48% of the Fund's average daily net assets delegated to it.

  Joel L. Coleman will provide day-to-day management of the Sub-Sub-Advised Assets of the Fund. Mr. Coleman is the Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 2000. He has been associated with INVESCO, Inc. and/or its affiliates since 1998. From 1997 to 1998, he was Director of Product Management for LG&E Energy Marketing. From 1992 to 1997, he was the Senior Group Retirement and Savings Sales Officer and Director of Fixed Income Securities for Providian Corporation.

  The Sub-advisor is a subsidiary of AMVESCAP plc. As of December 31, 2000, the Sub-advisor had assets under management totaling approximately $48 billion. INVESCO, Inc. is also a subsidiary of AMVESCAP plc. The U.S. offices of the Sub-advisor and INVESCO, Inc. are located at 1166 Avenue of the Americas, New York, New York 10036.

  AIM, the Sub-advisor and INVESCO, Inc. and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM, the Sub-advisor and INVESCO, Inc. are each indirect wholly owned subsidiaries of AMVESCAP plc. AMVESCAP plc and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM, the Sub-advisor and INVESCO, Inc. draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

Unless earlier terminated as described below, the Fund's Investment Management and Administration Contract, the Fund's Sub-Advisory Agreement, and the Fund's Sub-Sub-Advisory Agreement remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding Shares of the Fund, and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Fund.

  AIM also serves as the Fund's pricing and accounting agent. The Fund pays a monthly fee to AIM for these services at the annualized rate of 0.02% of its average daily net assets.

--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS

  The Trustees and executive officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

    NAMES, POSITION(S) WITH                   PRINCIPAL OCCUPATIONS AND BUSINESS
     THE FUND AND ADDRESS                        EXPERIENCE FOR PAST 5 YEARS
    -----------------------                   ----------------------------------
Robert H. Graham*, 54            Director, President and Chief Executive Officer, A I M
Trustee, Chairman and President  Management Group Inc.; Director and President, AIM; Director
                                 and Senior Vice President, A I M Capital Management, Inc.,
                                 A I M Distributors, Inc., A I M Fund Services, Inc. and Fund
                                 Management Company; Director and Vice Chairman, AMVESCAP
                                 plc; and Trustee of several other investment companies
                                 registered under the 1940 Act that are managed or
                                 administered by AIM.

C. Derek Anderson, 60            Senior Managing Partner, Plantagenet Capital Management, LLC
Trustee                          (an investment partnership); Chief Executive Officer,
456 Montgomery Street            Plantagenet Holdings, Ltd. (an investment banking firm); and
Suite 200                        Director, PremiumWear, Inc. (formerly Munsingwear, Inc.)(a
San Francisco, CA 94104          casual apparel company), "R" Homes, Inc. and various other privately owned companies; and Trustee of several other
                                 investment companies registered under the 1940 Act that are managed or administered by AIM.

Frank S. Bayley, 61              Partner, law firm of Baker & McKenzie; Trustee, the Badgley
Trustee                          Funds; Director and Chairman, Stimson Marina, Inc., a
Two Embarcadero Center           subsidiary of C.D. Stimson Company (a private investment
Suite 2400                       company); and Trustee of several other investment companies
San Francisco, CA 94111          registered under the 1940 Act that are managed or
                                 administered by AIM.

Ruth H. Quigley, 66              Private investor; President, Quigley Friedlander & Co., Inc.
Trustee                          (a financial advisory services firm) from 1984 to 1986; and
1055 California Street           Trustee of several other investment companies registered
San Francisco, CA 94108          under the 1940 Act that are managed or administered by AIM.

Melville B. Cox, 57              Vice President and Chief Compliance Officer, AIM, A I M
Vice President                   Capital Management, Inc., A I M Distributors, Inc., A I M
                                 Fund Services, Inc. and Fund Management Company.

---------------

* A trustee who is an "interested person" of the Fund and AIM as defined in the 1940 Act.

    NAMES, POSITION(S) WITH                   PRINCIPAL OCCUPATIONS AND BUSINESS
     THE FUND AND ADDRESS                        EXPERIENCE FOR PAST 5 YEARS
    -----------------------                   ----------------------------------
Gary T. Crum, 53                 Director and President, A I M Capital Management, Inc.;
Senior Vice President            Director and Executive Vice President, A I M Management
                                 Group Inc.; Director and Senior Vice President, AIM; and
                                 Director, A I M Distributors, Inc. and AMVESCAP PLC.

Carol F. Relihan, 46             Director, Senior Vice President, General Counsel and
Senior Vice President and        Secretary, AIM; Senior Vice President, General Counsel and
Secretary                        Secretary, A I M Management Group Inc.; Director, Vice
                                 President and General Counsel, Fund Management Company;
                                 General Counsel and Vice President, A I M Fund Services,
                                 Inc.; and Vice President, A I M Capital Management, Inc. and
                                 A I M Distributors, Inc.

Dana R. Sutton, 42               Vice President and Fund Controller, AIM; and Assistant Vice
Vice President and Treasurer     President and Assistant Treasurer, Fund Management Company.

  The Board of Trustees of the Fund has an Audit Committee, comprised of Miss Quigley and Messrs. Anderson and Bayley, which is responsible for reviewing annual audits of the Fund and recommending firms to serve as independent auditors of the Fund. Each of the officers of the Fund is also an officer of each of the other investment companies registered under the 1940 Act that is managed or administered by AIM. The Fund pays each Trustee who is not a director, officer or employee of AIM and/or the Sub-advisor or any affiliated company an annual retainer component, plus a per-meeting fee component for each Board or committee meeting attended by such Trustee and reimburses travel and other expenses incurred in connection with attending such meetings. Other Trustees and officers receive no compensation or expense reimbursement from the Fund. As of April 2, 2001, the Trustees and officers and their families as a group owned less than 1% of the outstanding shares of the Fund. The Fund requires no employees since AIM, the Sub-advisor and other third-party service providers perform substantially all of the services necessary for the Fund's operations.

--------------------------------------------------------------------------------

FUND TRANSACTIONS

  Subject to policies established by the Fund's Board of Trustees, the Sub-advisor is responsible for the execution of the Fund's transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing transactions for the Fund, the Sub-advisor seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. The Fund has no obligation to deal with any broker or dealer or group of brokers in the execution of portfolio transactions.

  Consistent with the interests of the Fund, the Sub-advisor may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the Sub-Advisory Contract (defined above). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term.

  Investment decisions for the Fund and for other investment accounts managed or sub-advised by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, purchases or sales are allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund engages in trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

  The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Sub-advisor believes it is appropriate to do so, without regard to the length of time a particular security may have been held. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund distributes substantially all of its net investment income. Dividends from the Fund's net investment income are declared daily and paid monthly to Shareholders. Substantially all of the Fund's net realized capital gains, if any, are distributed at least annually to Shareholders. Shares accrue dividends as long as they are outstanding (i.e., from the settlement date of a purchase order to the settlement date of a Repurchase Offer).

  Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any Class of Shares or purchase any Shares unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Taxes."

  Dividends and other distributions to Shareholders may be automatically reinvested in Shares pursuant to the Fund's Dividend Plan. See "Dividend Reinvestment Plan." Dividends and other distributions will be taxable to Shareholders whether they are reinvested in Shares or received in cash. See "Taxes."

--------------------------------------------------------------------------------

TAXES

TAXATION OF THE FUND

  The Fund intends to continue to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. In each taxable year that it so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to Shareholders and (b) the Shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

  To qualify for treatment as a RIC, the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

  The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Interest received by the Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of that currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of investment company taxable income available to the Fund for distribution to Shareholders as ordinary income, rather than affecting the amount of its net capital gain.

  The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to maintain its qualification as a RIC.

TAXATION OF THE SHAREHOLDERS

  Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Shares pursuant to the Dividend Plan, are taxable to the Shareholders as ordinary income to the extent of its earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a Shareholder's Shares and, after that basis is reduced to zero, will constitute capital gains to the Shareholder, assuming the Shares are held as capital assets.) Distributions, if any, from the Fund's net capital gain, when designated as such, are taxable to the Shareholders as long-term capital gains, regardless of the length of time they have owned their Shares and whether they receive them in cash or reinvest them in Shares pursuant to the Dividend Plan. A noncorporate taxpayer's net capital gain is taxed at a maximum rate of 20% (10% for taxpayers in the 15% marginal tax bracket). Following the end of each calendar year, the Fund notifies the Shareholders of the amounts of any dividends and capital gain distributions paid (or deemed paid) by the Fund during that year.

  If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those Shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations. Dividends and other distributions declared by the Fund in, and payable to Shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31 falls.

  The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of Shares pursuant to a Repurchase Offer, if any, payable to any individuals and certain other noncorporate Shareholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding. When establishing an account, an investor must certify under penalty of perjury that the investor's TIN is correct and that the investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of Shares will be disallowed if other Shares are acquired (whether through the reinvestment of distributions under the Dividend Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

  Dividends paid by the Fund to a Shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign Shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic Shareholders will apply. Distributions of net capital gain generally are not subject to that withholding tax, except in the case of a foreign Shareholder who is a nonresident alien individual physically present in the United States for more than 182 days during the taxable year and with respect to whom the distributions are "effectively connected." Foreign Shareholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

REPURCHASE OFFERS

  A Shareholder who, pursuant to any Repurchase Offer, tenders all Shares owned by such Shareholder, and any Shares considered owned thereby under attribution rules contained in the Code, will realize a taxable gain or loss depending on such Shareholder's basis for the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are held as capital assets and will be long-term or short-term depending on the Shareholder's holding period for the Shares; capital gain on Shares held by a noncorporate Shareholder for more than one year will be subject to federal income tax at the rates indicated above.

  Different tax consequences may apply to tendering and non-tendering Shareholders in connection with a Repurchase Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering Shareholder tenders less than all Shares owned by or attributed to such Shareholder, and if the payment to such Shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital, or capital gain depending on the Fund's earnings and profits and the Shareholder's basis for the tendered Shares. Also, there is a risk that non-tendering Shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Shareholders may wish to consult their tax advisers prior to tendering.

                                   * * * * *

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Shareholders. For further information, reference should be made to the pertinent Code sections and the regulations thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

  Pursuant to the Dividend Plan, each Shareholder will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional Shares, newly issued by the Fund, unless A I M Fund Services, Inc., the Fund's transfer agent, as the Dividend Plan Agent (the "Dividend Plan Agent"), is otherwise instructed by the Shareholder in writing. Such dividends and other distributions will be reinvested in Shares at the net asset value per Share next determined on their payable date. Each Class B or Class C Shareholder may also elect to have all dividends and/or other distributions automatically reinvested in Class B shares or Class C shares, respectively, of mutual funds distributed by AIM Distributors (collectively, the "AIM Funds"). The prospectus of each AIM Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus for any AIM Fund by calling (800)347-4246 and should consider these objectives and policies before requesting this option.

  Automatic reinvestment in shares of an AIM Fund are made at net asset value without imposition of a sales charge. Reinvestments in an AIM Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a Shareholder at any time; to be effective with respect to a distribution, the Shareholder or the Shareholder's broker must contact the Dividend Plan Agent by mail or telephone at least 15 business days prior to the payment date.

  Shareholders who do not participate in the Dividend Plan will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the Shareholder by A I M Fund Services, Inc., as dividend-paying agent. Shareholders who do not wish to have dividends and other distributions automatically reinvested should notify the Dividend Plan Agent at P.O. Box 4739, Houston, TX 77210-4739. Dividends and other distributions with respect to Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Dividend Plan unless such service is not provided by the broker-dealer or nominee or the Shareholder elects to receive dividends and other distributions in cash. A Shareholder whose Shares are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his Shares registered in his own name to participate in the Dividend Plan.

  There will be no charge to participants for reinvesting dividends or other distributions. The Dividend Plan Agent's fees for the handling of reinvestment of distributions will be paid by the Fund.

  All registered holders of Shares (other than brokers and nominees) will be mailed information regarding the Dividend Plan, including a form with which they may elect to terminate participation in the Dividend Plan and receive further dividends and other distributions in cash. An election to terminate participation in the Dividend Plan must be made in writing to the Dividend Plan Agent and should include the Shareholder's name and address as they appear on the Share certificate. An election to terminate, until it is changed, will be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  The receipt of dividends and other distributions in Shares under the Dividend Plan will not relieve participants of any income tax that may be payable, or tax that may be withheld, on such distributions. See "Taxes."

  Experience under the Dividend Plan may indicate that changes in the Dividend Plan are desirable. Accordingly, the Fund and the Dividend Plan Agent reserve the right to terminate the Dividend Plan as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Dividend Plan at least 30 days before the record date for the distribution. The Dividend Plan also may be amended by the Fund or the Dividend Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Dividend Plan. All correspondence concerning the Dividend Plan should be directed to the Dividend Plan Agent, P.O. Box 4739 Houston, TX 77210-4739.

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

  Investors may purchase Shares through the Automatic Investment Plan. Under this plan, an amount specified by the stockholder of $25 or more (or $25 for Individual Retirement Accounts, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to A I M Fund Services, Inc. from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Fund in cash. Investors should contact their brokers or A I M Fund Services, Inc. for more information.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  Shareholders of the Fund whose Shares are repurchased during a Repurchase Offer may exchange those Shares at net asset value for shares of the same Class of AIM Funds that are subject to a contingent deferred sales charge. Fund Shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. No EWC will be imposed on Shareholders choosing to exchange their Fund Shares for shares of any such AIM Fund; however, the exchanging Shareholders will be subject to a contingent deferred sales charge on any such AIM Fund equivalent to the EWC on Shares of the Fund. Thus, shares of such AIM Fund may be subject to a contingent deferred sales charge upon a subsequent redemption from the AIM Fund. The purchase of shares of such AIM Fund will be deemed to have occurred at the time of the initial purchase of the Fund's Shares. Holders of shares of other AIM Funds will not be permitted to exchange those shares for Shares of the Fund.

  The prospectus for each AIM Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling (800) 347-4246 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Shares of the Fund that have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss. See "Taxes -- Tender Offers."

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The Fund's net asset value per Share is determined Monday through Friday as of the close of the customary trading session of the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a Share, the Fund's uninvested assets plus the value of its securities and any cash or other assets (including interest accumulated but not yet received) allocated to each Class minus all liabilities (including accrued expenses) of the Fund allocated to each Class is divided by the total number of each Class' Shares outstanding at such time. Expenses, including the fees payable to the Sub-advisor, are accrued daily.

  The Sub-advisor values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor utilizing bid quotes of the market. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-advisor, and with respect to securities whose bid quotes the Sub-advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor at fair value, which is intended to approximate market value. In valuing a Corporate Loan or Corporate Debt Security at fair value, the Sub-advisor will consider, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity, and (iv) supply and demand in the market. The Sub-advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

  Pursuant to the Fund's Agreement and Declaration of Trust, the Fund may issue an unlimited number of Shares. The Fund currently offers Class B and Class C Shares. Each Share of the Fund has a par value of $0.01 per Share, represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each Share of the Fund is equal in earnings, assets and voting privileges except that each Class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any related to the distribution of its Shares. Shares of the Fund, when issued, are fully paid and nonassessable.

  On any matter submitted to a vote of Shareholders, Shares of the Fund will be voted by the Fund's Shareholders individually when the matter affects the interests of the Fund as a whole, such as approval of its investment management arrangements. In addition, Shares of a particular Class of the Fund may vote on matters affecting only that Class.

  Normally there will be no annual meeting of Shareholders in any year, except as required under the 1940 Act. Shares of the Fund do not have cumulative voting rights, which means that the Shareholders of a majority of the Shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the Shareholders of the Fund by a vote of the Shareholders owning at least two-thirds of the outstanding Shares. Any Trustee may call a special meeting of Shareholders for any purpose.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

  The Fund presently has provisions in its Agreement and Declaration of Trust that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend the Agreement and Declaration of Trust. These provisions of the Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. Under the Fund's Agreement and Declaration of Trust, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Delaware law or the 1940 Act) of the outstanding Shares of the Fund is required generally to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to a Principal Shareholder (generally, a Shareholder that beneficially owns, whether directly or indirectly, more than 5% of the outstanding Shares of the Fund) for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Agreement and Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.

  The provisions of the Agreement and Declaration of Trust described above and the Fund's rights and obligations to make Repurchase Offers for its Shares could have the effect of depriving Shareholders of opportunities to sell their Shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its Shareholders.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

  From time to time the Fund may include its distribution rate and/or total return for various specified time periods in advertisements or information furnished to present or prospective Shareholders.

  The distribution rate of the Fund refers to the income generated by an investment in the Fund over a stated period. The distribution rate is calculated by annualizing the Fund's distributions per Share during such period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period.

  The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

  The calculation of distribution rate and total return does not reflect the imposition of any EWCs or the amount of any Shareholder's tax liability.

  Distribution rate and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's distribution rate is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Fund's investments, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

  On occasion, the Fund may compare its yield to (1) LIBOR, quoted daily in The Wall Street Journal, (2) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

  The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was organized as a Delaware business trust on December 6, 1999. The Fund has registered under the 1940 Act. The Fund's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, and its telephone number is 1-800-347-4246.

  On March 31, 2000, the Fund acquired the assets and assumed the liabilities of GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund), a Maryland corporation (the "Old Fund"). Pursuant to an Agreement and Plan of Conversion and Liquidation, the Old Fund changed its place and form of organization from a Maryland corporation to a Delaware business trust through a reorganization into the Fund.

SHAREHOLDER LIABILITY

  Under Delaware law, the Fund's Shareholders enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances Shareholders of the Fund may be held personally liable for the Fund's obligations. However, the Fund's Agreement and Declaration of Trust disclaims Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. If a Shareholder is held personally liable for the obligations of the Fund, the Agreement and Declaration of Trust provides that the Shareholder shall be entitled out of the assets of the Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Fund's Bylaws and applicable law. Thus, the risk of a Shareholder incurring financial loss on account of such liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will serve as custodian of the Fund's assets held in the United States. A I M Fund Services, Inc. (the "Transfer Agent") will serve as the Fund's transfer and dividend disbursing agent and registrar. The Fund pays the custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800 acts as counsel to the Fund. Legal matters in connection with the Shares offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP.

INDEPENDENT ACCOUNTANTS

  The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

FURTHER INFORMATION

  Further information concerning the Shares and the Fund may be found in the Registration Statement, on file with the SEC.

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                     DESCRIPTION OF DEBT SECURITIES RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

  AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment. C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Trustees and Shareholders of AIM Floating Rate
                          Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, of cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

                          /s/ PRICEWATERHOUSECOOPERS LLP

                          Boston, Massachusetts
                          March 12, 2001

SCHEDULE OF INVESTMENTS
December 31, 2000

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE
SENIOR SECURED FLOATING RATE
INTERESTS-91.76%(A)(B)

ADVERTISING-1.02%

Big Flower Press
  Holdings Co.
  Term Loan B due
    12/07/08               B1        $ 4,959,543   $  4,959,543
===============================================================

AEROSPACE &
  DEFENSE-1.94%

Titan Corp. (The)
  Term Loan B due
    02/23/07               Ba3         4,987,500      4,987,500
---------------------------------------------------------------
Transtar Metals, Inc.
  Term Loan B due
    12/31/05               NR          4,964,286      4,467,857
===============================================================
                                                      9,455,357
===============================================================

APPAREL & TEXTILE
  MANUFACTURING-1.44%

Galey & Lord
  Term Loan B due
    04/01/05              Caa2         1,357,247      1,219,259
---------------------------------------------------------------
  Term Loan C due
    04/01/06              Caa2           962,812        864,926
---------------------------------------------------------------
Glenoit Corp.(c)
  Term Loan B due
    06/30/04              Caa1         4,917,456      4,899,016
===============================================================
                                                      6,983,201
===============================================================

AUTOMOBILE PARTS & EQUIPMENT-2.44%

Federal-Mogul Corp.
  Term Loan A due
    02/24/04               B2          2,000,000        800,000
---------------------------------------------------------------
Foamex, L.P.
  Term Loan D due
    12/31/06               B3          5,396,759      5,221,365
---------------------------------------------------------------
Joan Fabrics Corp.
  Term Loan B due
    06/30/05               NR          1,277,448      1,273,190
---------------------------------------------------------------
  Term Loan C due
    06/30/06               NR            661,254        659,050
---------------------------------------------------------------
Tenneco Inc.
  Term Loan B due
    11/04/07               Ba3         2,254,762      1,980,668
---------------------------------------------------------------
  Term Loan C due
    05/04/08               Ba3         2,254,762      1,980,668
===============================================================
                                                     11,914,941
===============================================================

BUILDING
  MATERIALS-2.07%

Atrium Co.
  Term Loan B due
    06/30/05               B1          2,338,452      2,336,991
---------------------------------------------------------------
  Term Loan C due
    06/30/06               B1          3,300,311      3,298,248
---------------------------------------------------------------
Trussway Holdings,
  Inc.
  Term Loan B due
    12/31/06               B1          4,689,773      4,455,284
===============================================================
                                                     10,090,523
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

CASINOS-2.93%

Aladdin Gaming, L.L.C.
  Term Loan B due
    08/26/06               B2        $   276,316   $    234,868
---------------------------------------------------------------
  Term Loan C due
    02/26/08               B2          2,211,111      1,990,000
---------------------------------------------------------------
Ameristar Casinos Inc.
  Term Loan B due
    12/20/06               Ba3         1,076,923      1,080,961
---------------------------------------------------------------
  Term Loan C due
    12/20/07               Ba3           923,077        926,538
---------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due
    09/30/05               Ba1         1,995,000      1,999,988
---------------------------------------------------------------
Horseshoe Gaming Holding Corp.
  Term Loan B due
    06/30/06               Ba2         2,961,000      2,968,403
---------------------------------------------------------------
Resort at Summerlin
  (The) L.P.
  Term Loan due
    03/31/04(c)(d)         B3          3,600,000      3,240,000
---------------------------------------------------------------
  Term Loan due
    07/31/01               B3          1,802,030      1,802,030
===============================================================
                                                     14,242,788
===============================================================

CHEMICALS-COMMODITY-4.27%

Huntsman Corp.
  Term Loan B due
    06/30/04               Ba2         3,442,437      3,098,194
---------------------------------------------------------------
  Term Loan C due
    12/31/05               Ba2         6,500,000      5,687,500
---------------------------------------------------------------
Lyondell Chemical Co.
  Term Loan B due
    06/30/05               Ba3         6,964,331      7,022,365
---------------------------------------------------------------
  Term Loan E due
    05/17/06               Ba3         1,955,151      2,007,695
---------------------------------------------------------------
Sterling Pulp
  Chemicals (SASK)
  Ltd.
  Term Loan B due
    06/30/05               B2          2,999,618      2,969,622
===============================================================
                                                     20,785,376
===============================================================

CHEMICALS-SPECIALTY-1.59%

CP Kelco APS
  Term Loan B due
    03/31/08               B1            675,000        651,797
---------------------------------------------------------------
  Term Loan C due
    09/30/08               B1            224,449        217,687
---------------------------------------------------------------
Hercules Inc.
  Term Loan D due
    11/15/05               Ba1         2,000,000      2,000,834
---------------------------------------------------------------
Huntsman ICI Chemicals
  LLC
  Term Loan B due
    06/30/07               Ba3         2,437,626      2,445,244
---------------------------------------------------------------
  Term Loan C due
    06/30/08               Ba3         2,437,626      2,445,244
===============================================================
                                                      7,760,806
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

COAL-0.00%

Centennial
  Resources(c)(d)
  Term Loan A due
    03/31/02              Caa1       $   850,000             --
---------------------------------------------------------------
  Term Loan B due
    03/31/04              Caa1         1,966,666             --
===============================================================
                                                   $          0
===============================================================

COMMUNICATIONS TECHNOLOGY-1.95%

Crown Castle Operating
  Co.
  Term Loan B due
    03/15/08               Ba3         2,000,000      2,011,500
---------------------------------------------------------------
Time Warner
  Telecommunications
  Inc.
  Term Loan B due
    12/31/07               Ba3         5,000,000      5,000,000
---------------------------------------------------------------
Viasystems Inc. (II)
  Term Loan due
    09/30/05               B1          1,250,000      1,248,437
---------------------------------------------------------------
  Term Loan B due
    03/31/07               B1          1,245,833      1,244,796
===============================================================
                                                      9,504,733
===============================================================

COMPUTERS-1.13%

Exodus Communications
  Term Loan B due
    09/30/07               B1          2,500,000      2,519,688
---------------------------------------------------------------
Veridian Corp.
  Term Loan A due
    08/31/06               Ba3         2,992,500      2,970,056
===============================================================
                                                      5,489,744
===============================================================

CONSUMER
  SERVICES-3.40%

Bally Total Fitness
  Holding Corp.
  Term Loan B due
    11/04/04               B1          4,933,333      4,933,333
---------------------------------------------------------------
Coinmach Corp.
  Term Loan B due
    06/30/05               NR          6,796,403      6,785,074
---------------------------------------------------------------
Jostens, Inc.
  Term Loan B due
    05/31/08               B1          2,000,000      2,007,500
---------------------------------------------------------------
Rose Hills
  Term Loan due
    11/01/03               B2          2,874,997      2,846,247
===============================================================
                                                     16,572,154
===============================================================

CONTAINERS & PACKAGING-4.44%

Graham Packaging Co.
  L.P.
  Term Loan B due
    01/31/06               B1            743,292        731,479
---------------------------------------------------------------
  Term Loan C due
    01/31/07               B1            330,834        325,576
---------------------------------------------------------------
  Term Loan D due
    01/31/07               B1          1,645,739      1,625,167
---------------------------------------------------------------
Impress Metal
  Packaging Holdings
  BV
  Term Loan G due
    08/31/06               NR          3,500,000      3,498,540
---------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due
    03/09/06               NR          1,990,000      1,920,350
---------------------------------------------------------------
Packaging Dynamics,
  LLC
  Term Loan B due
    11/20/05               NR          2,457,292      2,457,292
---------------------------------------------------------------

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE
CONTAINERS & PACKAGING-(CONTINUED)

Stone Container Corp.
  Term Loan C due
    10/01/03               Ba3       $ 6,712,614   $  6,726,596
---------------------------------------------------------------
  Term Loan F due
    12/31/05               Ba3         1,860,383      1,865,033
---------------------------------------------------------------
  Term Loan G due
    12/31/06               Ba3         1,323,778      1,325,433
---------------------------------------------------------------
  Term Loan H due
    12/31/06               Ba3         1,139,800      1,141,700
===============================================================
                                                     21,617,166
===============================================================

ELECTRIC
  UTILITIES-1.03%

Seagate Technology,
  Inc.
  Term Loan B due
    08/30/06               Ba1         5,000,000      5,000,000
===============================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.82%

Amkor Technology, Inc.
  Term Loan B due
    09/30/05               Ba2         2,977,500      2,991,146
---------------------------------------------------------------
  Term Loan B due
    10/21/05               Ba2             7,500          7,534
---------------------------------------------------------------
Dynatech Corp.
  (Acterna)
  Term Loan B due
    09/30/07               B1          2,480,392      2,486,593
---------------------------------------------------------------
Electro Mechanical
  Solutions, Inc.(c)
  Term Loan B due
    06/30/04               NR          2,809,448      2,528,503
---------------------------------------------------------------
  Term Loan C due
    11/30/04               NR          3,020,168      2,718,151
---------------------------------------------------------------
General Cable Corp.
  Term Loan B due
    06/30/07               Ba3         3,000,000      2,985,000
===============================================================
                                                     13,716,927
===============================================================

ENTERTAINMENT-1.02%

DreamWorks L.L.C.
  Term Loan A due
    01/15/09              Baa3         5,000,000      4,975,000
===============================================================

FACTORY
  EQUIPMENT-1.24%

Formax, Inc.
  Term Loan B due
    09/30/05               NR          6,187,572      6,032,882
===============================================================

FINANCIAL
  SERVICES/DIVERSIFIED-1.55%

Bridge Information
  Systems, Inc.(e)
  Term Loan B due
    05/14/05               NR          3,652,470      1,168,791
---------------------------------------------------------------
Data Transmission
  Network, LLC
  Term Loan B due
    12/31/06               B1          2,000,000      1,980,000
---------------------------------------------------------------
Sovereign Bancorp,
  Inc.
  Term Loan due
    06/30/03               Ba3         4,375,000      4,391,406
===============================================================
                                                      7,540,197
===============================================================

FOOD-2.55%

American Seafoods
  Group LLC
  Term Loan B due
    12/31/05               Ba3         2,985,000      2,988,731
---------------------------------------------------------------
Carrols Corp.
  Term Loan B due
    12/31/07               Ba3         2,000,000      1,995,000
---------------------------------------------------------------

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE
FOOD-(CONTINUED)

New World Pasta Co.
  Term Loan B due
    01/31/06               B1        $ 1,703,000   $  1,609,335
---------------------------------------------------------------
Tabletop (Merisant
  Co.)
  Term Loan B due
    03/31/07               Ba3           965,061        968,680
---------------------------------------------------------------
Vitality Foodservice,
  Inc.
  Term Loan B due
    10/26/06               B1          4,880,978      4,856,574
===============================================================
                                                     12,418,320
===============================================================

FOOD RETAILERS-0.72%

Pathmark Stores, Inc.
  Term Loan B due
    07/15/07               B1          3,497,083      3,491,254
===============================================================

HEALTH CARE
  PROVIDERS-1.94%

Caremark RX, Inc.
  Term Loan B due
    06/08/01               B1            347,925        345,750
---------------------------------------------------------------
Community Health
  Systems, Inc.
  Term Loan D due
    12/30/05               B1          4,461,582      4,433,697
---------------------------------------------------------------
Genesis Health
  Ventures, Inc.
  Term Loan B due
    09/30/04              Caa2         1,191,410        726,760
---------------------------------------------------------------
  Term Loan C due
    06/01/05              Caa2         1,185,567        723,196
---------------------------------------------------------------
Mariner Post-Acute
  Network, Inc.(c)(d)
  Term Loan B due
    03/31/05              Caa2         2,340,479      1,123,430
---------------------------------------------------------------
  Term Loan C due
    03/31/06              Caa2         2,340,479      1,123,430
---------------------------------------------------------------
Multicare Companies,
  Inc.(d)
  Term Loan B due
    09/30/04              Caa3         1,152,823        711,868
---------------------------------------------------------------
  Term Loan C due
    06/01/05              Caa3           382,309        236,076
===============================================================
                                                      9,424,207
===============================================================

HEAVY
  CONSTRUCTION-2.08%

Morrisson Knudsen
  Corp. (Washington
  Group International)
  Term Loan B due
    09/30/07               Ba1         4,987,500      4,966,303
---------------------------------------------------------------
Terex Corp.
  Term Loan B due
    03/31/06               Ba3         1,698,099      1,693,854
---------------------------------------------------------------
  Term Loan C due
    03/06/06               Ba3         3,441,734      3,439,583
===============================================================
                                                     10,099,740
===============================================================

HOME
  CONSTRUCTION-1.03%

Lennar Corp.
  Term Loan C due
    05/03/07               Ba1         4,987,500      5,012,437
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

HOUSEHOLD FURNISHINGS-APPLIANCES-1.48%

Imperial Home Decor
  Group, Inc.
  (The)(c)(d)
  Term Loan A due
    03/12/03               B1        $ 1,106,019   $    553,009
---------------------------------------------------------------
  Term Loan due
    03/12/03               B1            331,027        165,513
---------------------------------------------------------------
  Term Loan due
    03/12/04               B1            883,748        441,874
---------------------------------------------------------------
  Term Loan B due
    03/12/05               B1          1,909,230        954,615
---------------------------------------------------------------
  Term Loan C due
    03/12/06               B1            746,184        373,092
---------------------------------------------------------------
Rent-A-Center
  Term Loan B due
    01/31/06               Ba3         1,694,165      1,675,953
---------------------------------------------------------------
  Term Loan C due
    01/31/07               Ba3         2,073,462      2,055,968
---------------------------------------------------------------
Therma-Tru Corp.
  Term Loan B due
    06/30/07               Ba3         1,000,000        983,750
===============================================================
                                                      7,203,774
===============================================================

HOUSEHOLD
  PRODUCTS-1.57%

Paint Sundry Brands
  Corp.
  Term Loan B due
    08/11/05               NR          1,534,826      1,534,826
---------------------------------------------------------------
  Term Loan C due
    08/11/06               NR          1,419,677      1,419,677
---------------------------------------------------------------
United Industries Co.
  A252
  Loan B due 03/24/06      B1          5,514,509      4,687,333
===============================================================
                                                      7,641,836
===============================================================

INDUSTRIAL & COMMERCIAL
  SERVICES-2.90%

Century Maintenance
  Supply, Inc.
  Term Loan B due
    06/30/05               NR          4,875,000      4,850,625
---------------------------------------------------------------
Ferrellgas, L.P.
  Term Loan C due
    06/17/06               NR          6,773,250      6,739,384
---------------------------------------------------------------
Synthetic Industries
  Inc.
  Term Loan B due
    12/14/07               B1          2,500,000      2,506,250
===============================================================
                                                     14,096,259
===============================================================

INDUSTRIAL-DIVERSIFIED-3.01%

Flowserve Corp.
  Term Loan B due
    06/30/08               B1          2,000,000      1,999,584
---------------------------------------------------------------
Goss Graphic Systems,
  Inc.
  Term Loan due
    01/29/03               B3          3,000,000      2,295,000
---------------------------------------------------------------
MascoTech, Inc.
  Term Loan B due
    11/28/08               Ba3         3,000,000      3,000,000
---------------------------------------------------------------
Mueller Group, Inc.
  Term Loan B due
    08/12/06               B1            987,500        989,969
---------------------------------------------------------------
  Term Loan C due
    08/12/07               B1            987,500        988,981
---------------------------------------------------------------
  Term Loan D due
    08/12/07               B1          1,990,000      1,997,960
---------------------------------------------------------------

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE
INDUSTRIAL-DIVERSIFIED-(CONTINUED)

Thermadyne Holdings
  Corp.
  Term Loan B due
    04/15/05               B3        $ 1,903,082   $  1,700,086
---------------------------------------------------------------
  Term Loan C due
    04/15/06               B3          1,903,082      1,700,086
===============================================================
                                                     14,671,666
===============================================================

LODGING-3.81%

Extended Stay America,
  Inc.
  Term Loan B due
    12/31/03               Ba3         4,900,000      4,887,750
---------------------------------------------------------------
Interval International
  Corp.
  Term Loan B due
    12/31/05               NR          2,007,897      1,995,347
---------------------------------------------------------------
  Term Loan C due
    12/31/06               NR          2,007,897      1,995,347
---------------------------------------------------------------
Strategic Hotel
  Capital Funding, LLC
  Term Loan B due
    11/22/04               Ba2         4,683,333      4,718,459
---------------------------------------------------------------
Wyndham International,
  Inc.
  Term Loan B due
    06/30/06               B1          5,000,000      4,945,315
===============================================================
                                                     18,542,218
===============================================================

MEDIA-BROADCASTING-7.45%

Adelphia (Century
  Cable Holdings, LLC)
  Term Loan B due
    06/30/09               Ba3         5,500,000      5,472,500
---------------------------------------------------------------
Canwest Media Inc.
  Term Loan B due
    05/01/08               Ba3         3,077,391      3,069,698
---------------------------------------------------------------
  Term Loan C due
    05/01/09               Ba3         1,922,609      1,917,802
---------------------------------------------------------------
CC Michigan, LLC & CC
  New England, LLC
  Term Note B due
    11/15/08               Ba3         3,200,000      3,192,000
---------------------------------------------------------------
Charter Communications
  Operating
  Term Loan B due
    03/18/08               Ba3         6,000,000      5,965,002
---------------------------------------------------------------
ComCorp Broadcasting,
  Inc.
  Term Loan B due
    06/30/07               NR          2,230,780      2,208,472
---------------------------------------------------------------
Entravision
  Communications
  Term Loan B due
    12/31/08               Ba3         2,500,000      2,518,750
---------------------------------------------------------------
Mediacom LLC
  Term Loan B due
    09/30/08               Ba3         2,500,000      2,493,750
---------------------------------------------------------------
RCN Corp.
  Term Loan B due
    05/19/07               B1          2,400,000      2,280,000
---------------------------------------------------------------
Satelite Mexicanos,
  S.A. de C.V.
  Term Loan due
    06/30/04               B1          2,995,000      2,875,200
---------------------------------------------------------------
White Knight
  Broadcasting, Inc.
  Term Loan B due
    06/30/07               NR          2,275,000      2,275,000
---------------------------------------------------------------
Young Broadcasting
  Inc.
  Term Loan B due
    12/31/06               Ba2         2,000,000      2,015,626
===============================================================
                                                     36,283,800
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

MEDIA-PUBLISHING-3.46%

American Media, Inc.
  Term Loan B due
    05/06/07               Ba3       $ 5,000,000   $  5,017,500
---------------------------------------------------------------
Enterprise Publishing
  Co.
  Term Loan due
    06/30/05               NR          4,424,552      4,424,552
---------------------------------------------------------------
21st Century
  Newspapers, Inc.
  Term Loan B due
    09/15/05               NR          4,862,500      4,844,266
---------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due
    03/31/07               Ba3         2,566,243      2,570,093
===============================================================
                                                     16,856,411
===============================================================

MEDICAL & BIOTECHNOLOGY-1.02%

Quest Diagnostics Inc.
  Term Loan B due
    08/16/06               Ba3         2,573,503      2,579,937
---------------------------------------------------------------
  Term Loan C due
    08/16/07               Ba3         2,375,578      2,381,517
===============================================================
                                                      4,961,454
===============================================================

MEDICAL SUPPLIES-0.70%

Dade Behring, Inc.
  Term Loan B due
    06/30/06               Ba3         1,916,656      1,303,326
---------------------------------------------------------------
  Term Loan C due
    06/30/07               Ba3         1,916,656      1,303,326
---------------------------------------------------------------
Stryker Corp.
  Term Loan C due
    12/14/06               Ba1           783,442        787,197
===============================================================
                                                      3,393,849
===============================================================

OFFICE EQUIPMENT-3.00%

Buhrmann N.V.
  Term Loan B due
    12/28/07               Ba3         4,313,681      4,328,059
---------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due
    03/31/08               NR          3,930,000      3,915,263
---------------------------------------------------------------
Identity Group(c)
  Term Loan B due
    05/07/07               NR          4,937,500      4,196,875
---------------------------------------------------------------
20th Century Plastics
  Term Loan B due
    09/30/05               NR          1,282,823      1,154,541
---------------------------------------------------------------
  Term Loan C due
    09/30/06               NR          1,125,022      1,012,519
===============================================================
                                                     14,607,257
===============================================================

PAPER PRODUCTS-0.51%

Pacifica Papers Inc.
  Term Loan B due
    03/12/06               Ba2         2,462,500      2,468,656
===============================================================

PHARMACEUTICALS-1.26%

Endo Pharmaceuticals,
  Inc.
  Term Loan B due
    06/30/04               B1          2,358,444      2,287,691
---------------------------------------------------------------
Leiner Health Products
  Group, Inc.
  Term Loan C due
    12/30/05               Ba3         4,361,091      3,837,760
===============================================================
                                                      6,125,451
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

POLLUTION CONTROL-WASTE MANAGEMENT-2.94%

Allied Waste
  Industries, Inc.
  Term Loan B due
    09/30/05               Ba3       $ 4,545,455   $  4,370,131
---------------------------------------------------------------
  Term Loan C due
    09/30/06               Ba3         5,454,545      5,244,158
---------------------------------------------------------------
Safety-Kleen
  Corp(c)(d)
  Term Loan B due
    04/03/05              Caa1         3,545,557      2,340,068
---------------------------------------------------------------
  Term Loan C due
    04/03/06              Caa1         3,545,557      2,340,068
===============================================================
                                                     14,294,425
===============================================================

RAILROADS-0.61%

RailAmerica, Inc.
  Term Loan B due
    12/31/06               Ba3           987,072        991,082
---------------------------------------------------------------
Railworks Corp.
  Term Loan B due
    09/30/06               B1          1,980,000      1,980,000
---------------------------------------------------------------
  Term Loan B due
    10/20/06               B1             10,000         10,000
===============================================================
                                                      2,981,082
===============================================================

REAL ESTATE INVESTMENT TRUST-1.03%

Starwood Hotels &
  Resorts Worldwide,
  Inc.
  Term Loan 2 due
    02/23/03               Ba1         5,000,000      5,012,500
===============================================================

RECREATION-ENTERTAINMENT-0.41%

ClubCorp., Inc.
  Term Loan B due
    03/25/07               Ba3         1,985,000      1,980,038
===============================================================

RECREATION-OTHER-1.24%

AMF Bowling(d)
  Term Loan A due
    03/31/03              Caa1         1,703,276      1,511,658
---------------------------------------------------------------
  Term Loan B due
    03/31/04              Caa1         1,067,340        947,264
---------------------------------------------------------------
KSL Recreation Group
  Inc.
  Revolving Credit due
    04/30/04               Ba3         2,240,814      2,190,398
---------------------------------------------------------------
  Term Loan A due
    04/30/05               Ba3           692,857        686,795
---------------------------------------------------------------
  Term Loan B due
    04/30/06               Ba3           692,857        685,351
===============================================================
                                                      6,021,466
===============================================================

RESTAURANTS-0.98%

AFC Enterprises, Inc.
  Term Loan B due
    06/30/04               Ba2         4,771,995      4,766,030
===============================================================

RETAILERS-DRUG
  BASED-1.01%

Duane Reade Inc.
  Term Loan B due
    02/15/03               B1          4,376,250      4,374,425
---------------------------------------------------------------
  Term Loan C due
    02/15/06               B1            549,856        549,626
===============================================================
                                                      4,924,051
===============================================================

                         MOODY'S      PRINCIPAL
                         RATING        AMOUNT
                       (Unaudited)                    VALUE

SEMICONDUCTOR &
  RELATED-1.03%

Semiconductor
  Components Group
  Term Loan B due
    08/04/06               Ba3       $ 2,407,407   $  2,419,444
---------------------------------------------------------------
  Term Loan C due
    08/06/07               Ba3         2,592,593      2,605,556
===============================================================
                                                      5,025,000
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.29%

DecisionOne Holdings
  Corp.(c)
  Term Loan B due
    08/30/04               NR          1,408,703      1,408,703
===============================================================

STEEL-0.59%

Neenah Foundry Co.
  Term Loan B2 due
    09/30/05               B1          2,900,149      2,880,814
===============================================================

TELEPHONE
  SYSTEMS-6.46%

Centennial Cellular
  Corp.
  Term Loan B due
    05/31/07               B1          2,977,303      2,983,505
---------------------------------------------------------------
Global Crossing II
  Term Loan B due
    07/31/06               Ba1         5,000,000      5,015,625
---------------------------------------------------------------
McLeod USA Inc.
  Term Loan B due
    05/26/08               Ba2         5,000,000      4,993,750
---------------------------------------------------------------
Nextel Communications
  Inc.
  Term Loan B due
    06/30/08               Ba2         3,000,000      3,008,124
---------------------------------------------------------------
  Term Loan C due
    12/31/08               Ba2         3,000,000      3,008,124
---------------------------------------------------------------
Tritel Holding Corp.
  Term Loan B due
    03/31/08               B2          5,000,000      5,012,500
---------------------------------------------------------------
VoiceStream PCS
  Term Loan B due
    02/25/09               B1          7,500,000      7,420,313
===============================================================
                                                     31,441,941
===============================================================

TEXTILES-SPECIALTY-0.40%

Polymer Group, Inc.
  Term Loan C due
    12/31/06               B1          1,990,000      1,930,300
===============================================================
    Total Senior
      Secured Floating
      Rate Interests
      (Cost
      $468,819,882)                                 446,606,277
===============================================================

                        MATURITY
COMMERCIAL PAPER-6.82%

Cox Communications
  7.75%                 01/02/01       5,000,000      4,998,924
---------------------------------------------------------------
International Paper
  7.65%                 01/08/01       4,000,000      3,994,050
---------------------------------------------------------------
McDonald's Corp.
  6.50%                 01/04/01      10,000,000      9,993,681
---------------------------------------------------------------
National Australia
  Funding
  6.60%                 01/05/01       3,500,000      3,497,433
---------------------------------------------------------------

                                      PRINCIPAL
                        MATURITY       AMOUNT         VALUE
COMMERCIAL PAPER-(CONTINUED)

Safeway Inc.
  7.75%                 01/02/01     $ 5,000,000   $  4,998,924
---------------------------------------------------------------
UBS Finance
  6.50%                 01/02/01       5,700,000      5,699,835
===============================================================
    Total Commercial
      Paper (Cost
      $33,189,364)                                   33,182,847
===============================================================

                                                      MARKET
                                       SHARES         VALUE

COMMON STOCKS-0.04%

SERVICES (COMPUTER SYSTEMS)-0.04%

DecisionOne Holdings
  Corp.(c)(f)
  (Cost $401,193)                         37,286        212,422
===============================================================

                                                      MARKET
                                       SHARES         VALUE

MONEY MARKET FUNDS-0.04%

STIC Liquid Assets
  Portfolio(g)                            97,102   $     97,102
---------------------------------------------------------------
STIC Prime
  Portfolio(g)                            97,102         97,102
===============================================================
    Total Money Market
      Funds (Cost
      $194,204)                                         194,204
===============================================================
TOTAL
  INVESTMENTS-98.66%
  (Cost $502,604,643)                               480,195,750
===============================================================
OTHER ASSETS LESS
  LIABILITIES-1.34%                                   6,516,340
===============================================================
NET ASSETS-100%                                    $486,712,090
_______________________________________________________________
===============================================================

Abbreviations:

NR   - Not Rated

Notes to Schedule of Investments:

(a) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
(b) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(c) Investment fair valued in accordance with the procedures established by the Board of Trustees.
(d) Defaulted investment. Currently, the issuer is partially or fully in default with respect to interest payments.
(e)  Company announced plans to file for Chapter 11 on February 6, 2001.
(f) Non-income producing investment received as a result of bankruptcy proceedings.
(g) The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $502,604,643)                          $480,195,750
-----------------------------------------------------
Receivables for:
  Investments sold                          3,612,265
-----------------------------------------------------
  Fund shares sold                            870,852
-----------------------------------------------------
  Dividends and interest                    4,450,602
-----------------------------------------------------
Unamortized organizational costs               56,433
-----------------------------------------------------
Other assets                                  633,716
=====================================================
    Total assets                          489,819,618
=====================================================

LIABILITIES:

Payables for:
  Dividends                                 1,696,690
-----------------------------------------------------
  Deferred facility fees                      216,662
-----------------------------------------------------
  Amount due to bank                          120,756
-----------------------------------------------------
Accrued advisory fees                         394,080
-----------------------------------------------------
Accrued administrative services fees            9,027
-----------------------------------------------------
Accrued distribution fees                     272,658
-----------------------------------------------------
Accrued transfer agent fees                   105,317
-----------------------------------------------------
Accrued operating expenses                    292,338
=====================================================
    Total liabilities                       3,107,528
=====================================================
Net assets applicable to shares
  outstanding                            $486,712,090
_____________________________________________________
=====================================================

NET ASSETS:

Class B                                  $458,358,563
_____________________________________________________
=====================================================
Class C                                  $ 28,353,527
_____________________________________________________
=====================================================

SHARES OUTSTANDING, $0.001 PAR VALUE
  PER SHARE:

Class B                                    48,921,675
_____________________________________________________
=====================================================
Class C                                     3,031,385
_____________________________________________________
=====================================================
Class B:
  Net asset value and offering price
    per share                            $       9.37
_____________________________________________________
=====================================================
Class C:
  Net asset value and offering price
    per share                            $       9.35
_____________________________________________________
=====================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                  $ 44,070,578
------------------------------------------------------
Dividends from affiliated money market
  funds                                        289,688
------------------------------------------------------
Facility fees earned                           825,965
======================================================
    Total investment income                 45,186,231
======================================================

EXPENSES:

Advisory fees                                4,722,152
------------------------------------------------------
Administrative services fees                   104,640
------------------------------------------------------
Custodian fees                                  51,707
------------------------------------------------------
Distribution fees -- Class B                   856,763
------------------------------------------------------
Distribution fees -- Class C                    73,476
------------------------------------------------------
Interest                                        36,045
------------------------------------------------------
Professional fees                              300,544
------------------------------------------------------
Transfer agent fees                            437,841
------------------------------------------------------
Trustee's fees                                  18,815
------------------------------------------------------
Other                                          455,774
======================================================
    Total expenses                           7,057,757
======================================================
Less: Fees waived                              (24,492)
------------------------------------------------------
    Expenses paid indirectly                   (23,693)
======================================================
    Net expenses                             7,009,572
======================================================
Net investment income                       38,176,659
======================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES

Net realized gain (loss) from investment
  securities                                (3,514,099)
------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment
  securities                               (11,896,463)
======================================================
Net gain (loss) on investment securities   (15,410,562)
======================================================
Net increase in net assets resulting
  from operations                         $ 22,766,097
______________________________________________________
======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 38,176,659    $ 25,575,310
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,514,099)       (515,356)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (11,896,463)     (5,999,961)
==========================================================================================
    Net increase in net assets resulting from operations        22,766,097      19,059,993
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                      (37,391,781)    (25,583,506)
------------------------------------------------------------------------------------------
  Class C                                                         (784,878)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class B                                                               --         (22,939)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class B                                                       33,794,663     157,995,609
------------------------------------------------------------------------------------------
  Class C                                                       28,805,266              --
==========================================================================================
    Net increase in net assets                                  47,189,367     151,449,157
==========================================================================================

NET ASSETS:

  Beginning of year                                            439,522,723     288,073,566
==========================================================================================
  End of year                                                 $486,712,090    $439,522,723
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $513,007,150    $450,409,846
------------------------------------------------------------------------------------------
  Undistributed net investment income                              153,200         153,093
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (4,039,367)       (527,786)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (22,408,893)    (10,512,430)
==========================================================================================
                                                              $486,712,090    $439,522,723
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the year ended December 31, 2000


CASH PROVIDED BY OPERATING ACTIVITIES:

Net increase in net assets resulting from operations          $    22,766,097
-----------------------------------------------------------------------------
  Increase in receivables                                          (1,684,480)
-----------------------------------------------------------------------------
  Increase in payables                                                669,469
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           15,410,562
-----------------------------------------------------------------------------
  Decrease in deferred facility fees                                 (139,077)
-----------------------------------------------------------------------------
  Decrease in unamortized organizational costs                         42,470
=============================================================================
    Net cash provided by operating activities                      37,065,041
=============================================================================

CASH USED FOR INVESTING ACTIVITIES:

Proceeds from principal payments and sales of senior
  floating rate interests                                         164,192,551
-----------------------------------------------------------------------------
Purchases of senior secured floating rate interests              (224,499,738)
-----------------------------------------------------------------------------
Purchases of short-term investments                            (3,943,121,115)
-----------------------------------------------------------------------------
Proceeds from sales and maturities of short-term investments    3,940,395,134
=============================================================================
    Net cash used in investing activities                         (63,033,168)
=============================================================================

CASH PROVIDED BY FINANCING ACTIVITIES:

Proceeds from capital shares sold and reinvested                  159,109,677
-----------------------------------------------------------------------------
  Disbursements from capital shares repurchased                  (115,165,941)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                  (17,731,707)
=============================================================================
    Net cash provided by financing activities                      26,212,029
=============================================================================
Net increase in cash                                                  243,902
-----------------------------------------------------------------------------
Cash at Beginning of Period                                          (364,658)
=============================================================================
Cash at End of Period                                         $      (120,756)
_____________________________________________________________________________
=============================================================================
Non-cash financing activities:
  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $    20,130,416
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

  AIM Floating Rate Fund, (the "Fund"), is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company. At a Special Meeting of Shareholders on February 25, 2000, shareholders approved a restructuring of the Fund (the "Restructuring") effective April 3, 2000. The Restructuring included reorganizing the Fund from a Maryland Corporation to a Delaware business trust and eliminating the "master/feeder" investment structure. The Restructuring also allows the Fund to offer multiple classes of shares with different distribution plans and commits the Fund to making repurchase offers each quarter, thereby assuring shareholders of at least partial liquidity for their shares. The Fund currently offers two different classes of shares: Class B shares and Class C shares, each impose an early withdrawal charge on redemptions. Class C shares commenced sales on April 3, 2000. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by the investment manager.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). When possible, A I M Advisors, Inc. ("AIM") or the Sub-advisor will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-advisor, subject to guidelines reviewed by the Fund's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-advisor considers, among other factors,
   (1) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants; (2) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security; (3) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity; and (4) supply and demand in the market.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was increased by $107, undistributed net realized gains (losses) increased by $2,518 and paid-in capital decreased by $2,625 as a result of distribution reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $453,428 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Intermediate Participants -- The Fund invests in Corporate
   Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. Securities Purchased on a When-Issued and Delayed Delivery
   Basis -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statement.

H. Deferred Organizational Expenses -- Expenses incurred by the Fund in connection with its organization aggregated $212,350. These expenses are being amortized on a straight-line basis over a five-year period.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM 48% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to offset arrangement, if any) to the annual rate of 1.50% and 1.75% of the average daily net assets of the Fund for Class B shares and Class C shares, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $104,640 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $55,421 for such services.
  Effective April 3, 2000, the Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000 for Class B shares and for the period April 3, 2000 (date sales commenced) through December 31, 2000 for Class C shares, the Class B and Class C shares paid AIM Distributors $856,763 and $48,984, respectively, as compensation under the Plans. For the period April 3, 2000 (date Class C shares sales commenced ) through December 31, 2000, AIM Distributors waived fees of $24,492 for Class C shares.
  AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2000. For the year ended December 31, 2000, AIM Distributors received $2,070,339 in early withdrawal sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

  For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,536 and reductions in custodian fees of $16,157 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $23,693.

NOTE 4-BANK BORROWINGS

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-REPURCHASE OFFERS

  The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the shares being tendered. Class C shares held for less than one year and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 1%.

NOTE 6-UNFUNDED LOAN COMMITMENTS

  As of December 31, 2000, the Fund had unfunded loan commitments of $6,946,303, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                  Borrower               Unfunded Commitments
                          -------------------------    -------------------------
                            KSL Recreation Group,             $1,540,212
                                    Inc.
                          Resort at Summerlin (The)            5,406,091
                                    L.P.
                                                               ---------
                                                              $6,946,303

NOTE 7-INVESTMENT SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 2000 was $224,499,739 and $167,804,818, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $  1,422,525
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (23,831,418)
==========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(22,408,893)
__________________________________________________________________________
==========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8-SHARE INFORMATION

  Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                2000                            1999
                                                    ----------------------------     --------------------------
                                                      SHARES          AMOUNT           SHARES         AMOUNT
                                                    -----------    -------------     ----------    ------------
Sold:
  Class B                                            13,460,580    $ 128,920,257     19,803,989    $193,807,530
---------------------------------------------------------------------------------------------------------------
  Class C*                                            3,021,820       28,715,197             --              --
===============================================================================================================
Issued as reinvestment of dividends:
  Class B                                             2,045,112       19,511,845      1,398,875      13,669,943
---------------------------------------------------------------------------------------------------------------
  Class C*                                               65,606          618,571             --              --
===============================================================================================================
Reacquired:
  Class B                                           (11,994,092)    (114,637,439)    (5,067,050)    (49,481,864)
---------------------------------------------------------------------------------------------------------------
  Class C                                               (56,041)        (528,502)            --              --
===============================================================================================================
                                                      6,542,985    $  62,599,929     16,135,814    $157,995,609
_______________________________________________________________________________________________________________
===============================================================================================================

* Class C shares commenced sales on April 3, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                                   MAY 1, 1997
                                                                                                      (DATE
                                                                                                   OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              --------------------------------    DECEMBER 31,
                                                                2000      1999(A)       1998          1997
                                                              --------    --------    --------    -------------
Net asset value, beginning of period                          $   9.68    $   9.84    $  10.02      $  10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.78        0.69        0.68          0.46
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.31)      (0.16)      (0.18)         0.02
===============================================================================================================
    Total from investment operations                              0.47        0.53        0.50          0.48
===============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.78)      (0.69)      (0.67)        (0.46)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --       (0.01)           --
===============================================================================================================
    Total distributions                                          (0.78)      (0.69)      (0.68)        (0.46)
===============================================================================================================
Net asset value, end of period                                $   9.37    $   9.68    $   9.84      $  10.02
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   5.03%       5.49%       5.25%         5.04%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $458,359    $439,523    $288,074      $161,697
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.50%(c)     1.47%      1.51%         1.65%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.50%(c)     1.52%      1.64%         2.67%(d)
===============================================================================================================
Ratio of net investment income to average net assets              8.18%(c)     7.02%      6.88%         7.26%(d)
---------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net assets                   0.01%(c)       --       0.01%         0.15%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                             39%         81%         75%          118%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $457,154,095.
(d)  Annualized.

                                                                 CLASS C
                                                              -------------
                                                              APRIL 3, 2000
                                                               (DATE SALES
                                                               COMMENCED)
                                                                   TO
                                                              DECEMBER 31,
                                                                  2000
                                                              -------------
Net asset value, beginning of period                             $  9.63
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.58
---------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (0.28)
===========================================================================
    Total from investment operations                                0.30
===========================================================================
Less dividends from net investment income                          (0.58)
===========================================================================
Net asset value, end of period                                   $  9.35
___________________________________________________________________________
===========================================================================
Total return(a)                                                     3.22%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $28,354
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                  1.73%(b)
---------------------------------------------------------------------------
  Without fee waivers                                               1.98%(b)
===========================================================================
Ratio of net investment income to average net assets                8.14%(b)
---------------------------------------------------------------------------
Ratio of interest expense to average net assets                     0.01%(b)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               39%
___________________________________________________________________________
===========================================================================

(a) Does not include withdrawal charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $13,038,722.

PROXY RESULTS (UNAUDITED)

  A Special Meeting of Shareholders of GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund) (the "Fund"), a Maryland corporation reorganized as AIM Floating Rate Fund, a Delaware business trust, was held on February 25, 2000. The meeting was held for the following purposes:

  (1) To approve an agreement and plan of conversion and liquidation for the Fund.

  (2) To approve a distribution plan.

  (3) To elect a Director.

  (4) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants.

  The results of the voting on the above matters were as follows:

                                                                                                    Withheld/
        Matter                                                      Votes For     Votes Against    Abstentions
        ------                                                      ---------     -------------    -----------
(1)     To Approve an Agreement and Plan of Conversion and
        Liquidation for the Fund..................................  24,037,611       627,086       15,099,765*
(2)     To Approve a Distribution Plan............................  24,178,788       592,149       14,993,525*
(3)     To Elect a Director.......................................  38,441,463           N/A        1,322,999
(4)     To Ratify the selection of PricewaterhouseCoopers LLP as
        the Fund's Independent Public Accountants.................  37,925,309       343,593        1,495,560

  * Includes Broker Non-Votes

  Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--
--Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Sub-Sub-Advisor
INVESCO, Inc.
1166 Avenue of the Americas
New York, NY 10036

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

For more complete information about funds in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call your financial consultant and request a free prospectus. Please read the prospectus carefully before you invest or send money.
FLR-PRO-1